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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





          Date of Report (Date of earliest event reported): June 22, 2003



                             COMSHARE, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)



          MICHIGAN                       0-4096                  38-1804887
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

              555 BRIARWOOD CIRCLE, ANN ARBOR, MICHIGAN           48108
               (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (734) 994-4800













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ITEM 5. OTHER EVENTS

         On June 22, 2003, Comshare, Incorporated entered into an Agreement and Plan of Merger with Geac Computer Corporation Limited and its indirect wholly owned merger subsidiary, Conductor Acquisition Corp., a Michigan corporation. A copy of the agreement is attached as Exhibit 2.1. At the time of the execution of the agreement, Codec Systems Limited, who owns approximately 14% of Comshare's outstanding common stock, and Anthony Stafford, who is an officer and majority shareholder of Codec and who is a Comshare director, entered into a Tender and Voting Agreement with Geac, a copy of which is attached as Exhibit
2.2. Dennis G. Ganster, Comshare's Chairman, President and Chief Executive Officer, also entered into a Tender and Voting Agreement, a copy of which is attached as Exhibit 2.3.

         A copy of Comshare's press release, dated June 23, 2003, is attached as
Exhibit 99.1 and is incorporated herein by reference.

         This announcement is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of Comshare. Geac has not commenced the tender offer for shares of Comshare. Upon commencement of the tender offer for shares of common stock of Comshare, which is expected to occur on or before July 3, 2003, Geac will file with the Securities and Exchange Commission a tender offer statement on Schedule TO, and the Company will thereafter file with the Commission a solicitation/recommendation statement on Schedule 14D-9. Comshare stockholders are advised to read Geac's tender offer statement and Comshare's solicitation/recommendation statement when they are available because they will contain important information about Geac, Comshare, the tender offer and the merger. Comshare stockholders may obtain free copies of these statements, when available, from the Commission's website at www.sec.gov, or by contacting Geac Investor Relations at 905.475.0525 x3325 or Comshare Investor Relations at
734.994.4800 or email bjarzynski@comshare.com.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         The following exhibits are filed herewith:

                                  EXHIBIT INDEX

Exhibit
Number              Description
------              ------------------------------

2.1 Agreement and Plan of Merger, dated June 22, 2003, by and among Comshare, Incorporated, Geac Computer Systems, Ltd. and Conductor Acquisition Corp.

2.2 Tender and Voting Agreement, dated June 22, 2003, by and among Geac Computer Systems, Ltd., Conductor Acquisition Corp., Codec Systems Limited and Anthony Stafford.

2.3 Tender and Voting Agreement, dated June 22, 2003, by and among Geac Computer Systems, Ltd., Conductor Acquisition Corp. and Dennis G. Ganster.

99.1                Comshare Press Release dated June 23, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COMSHARE, INCORPORATED


Date:  June 23, 2003                   By:    /s/ Brian J. Jarzynski
                                           ----------------------------------
                                              Brian J. Jarzynski
                                              Senior Vice President, Chief
                                              Financial Officer and Treasurer





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                                  EXHIBIT INDEX

Exhibit
Number              Description
------              ------------------------------

2.1 Agreement and Plan of Merger, dated June 22, 2003, by and among Comshare, Incorporated, Geac Computer Systems, Ltd. and Conductor Acquisition Corp.

2.2 Tender and Voting Agreement, dated June 22, 2003, by and among Geac Computer Systems, Ltd., Conductor Acquisition Corp., Codec Systems Limited and Anthony Stafford.

2.3 Tender and Voting Agreement, dated June 22, 2003, by and among Geac Computer Systems, Ltd., Conductor Acquisition Corp. and Dennis G. Ganster.

99.1                Comshare Press Release dated June 23, 2003.